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                                                                    Exhibit 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 (No. 333-31422) of our report, dated February 23, 2000, relating to the consolidated financial statements of U.S. Laboratories, Inc and subsidiaries, for the year ended December 31, 1999.

/s/ Singer Lewak Greenbaum & Goldstein LLP

SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
May 3, 2001